EXHIBIT 99.1 Page 1 of 7 SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release (“Agreement”) is made by and between Dennis Martin (“Employee”) and Federal Signal Corporation on behalf of itself and each of its subsidiaries (collectively, the “Company”). The signatories to this Agreement are referred to jointly as the “Parties” and individually as “Party.” WHEREAS, Employee voluntarily resigned from his employment and offices with the Company effective December 31, 2016 (the “Termination Date”); WHEREAS, in recognition of Employee’s service, Company desires to provide Employee with certain consideration to which Employee would not otherwise be entitled in exchange for Employee’s promises contained herein; and WHEREAS, without either Party admitting or conceding liability or wrongdoing of any kind, the Parties mutually wish to compromise, resolve, and settle all possible disputes and claims on the terms set forth in this Agreement. NOW, THEREFORE, in consideration of the covenants, mutual promises, and agreement contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Employee’s employment with Company ends on the Termination Date pursuant to his voluntary resignation, thereby discontinuing the employment relationship between the Parties on the Termination Date. Whether Employee signs this Agreement or not, Company shall pay Employee for all earned but unused vacation days, and all earned but unpaid salary, less applicable taxes and withholdings, as of the Termination Date, as part of his final compensation. 2. Provided Employee executes and does not thereafter revoke this Agreement pursuant to Section 23 of this Agreement: (a) Employee’s separation shall be deemed a “retirement” for purposes of Employee’s outstanding equity and incentive compensation awards with an effective date of retirement of December 31, 2016; (b) certain of Employee’s Non-Qualified Stock Option Award Agreements are hereby amended as set forth in the Schedule of Amendments contained within Exhibit A; (c) Employee’s 2015 and 2016 Performance Share Unit Award Agreements are amended and restated as reflected in the Amended and Restated Performance Share Unit Award Agreements contained within Exhibit B; and (d) notwithstanding Employee’s employment cessation, Employee shall remain eligible to be considered for an annual cash bonus related to 2016 performance under the Company’s Short-Term Incentive Bonus Plan (“STIP”) based on actual performance, with any payment to be made at the same time as other 2016 STIP participants are paid (i.e., in or around March 2017). 3. Employee, on his own behalf and on behalf of all of his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns, hereby releases and forever discharges Company and its parents, subsidiaries, affiliates, successors, assigns, and its and their past, present, and future agents, attorneys, representatives, principals, directors, partners, members, shareholders, officers, owners, and employees (collectively the “Releasees”), from any and all claims, causes of action, demands, damages, or liability of any nature whatsoever, known or unknown,

Page 2 of 7 suspected or unsuspected, disclosed or undisclosed, arising or which could have occurred from the beginning of time to the date on which Employee signs this Agreement, including but not limited to those which arise out of, concern, or relate in any way to his employment or the cessation of his employment with Company and/or any other Releasee. For instance, without limiting the generality of the foregoing, the matters released and forever discharged herein include but are not limited to: (a) claims arising under Title VII of the Civil Rights Act, the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act, the Rehabilitation Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Civil Rights Act of 1991, the Genetic Information Non-Discrimination Act, Sections 1981 through 1988 of Title 42 of the United States Code, the Illinois Human Rights Act, the Right to Privacy in the Workplace Act, the Illinois Health and Safety Act, the Illinois Worker Adjustment and Retraining Notification Act, the Illinois One Day Rest in Seven Act, the Illinois Union Employee Health and Benefits Protection Act, the Illinois Employment Contract Act, the Illinois Labor Dispute Act, the Victims' Economic Security and Safety Act, the Illinois Whistleblower Act, the Illinois Equal Pay Act the Cook County Human Rights Ordinance, the City of Chicago Human Rights Ordinance, and/or any other federal, state, municipal, or local employment discrimination, retaliation, and/or harassment statutes, laws, regulations, and ordinances (each as amended); (b) claims arising under any other federal, state, municipal, or local statute, law, ordinance or regulation (each as amended); (c) any other claim whatsoever including, but not limited to, claims for severance pay under any voluntary or involuntary severance/separation plan, policy, or program maintained by Company and/or any other Releasee, including but not limited to the Executive General Severance Pay Plan and/or the Non-Executive General Severance Pay Plan; (d) claims for attorneys’ fees; and (e) claims based upon breach of contract, unpaid bonus, wrongful termination, retaliation, defamation, intentional infliction of emotional distress, tort, tortious interference with contract, tortious interference with prospective economic relations, personal injury, invasion of privacy, violation of public policy, retaliatory discharge, wrongful discharge, whistleblowing, libel, slander, defamation, negligence and/or any other common law, statutory, or other claim whatsoever arising out of or relating to his employment with and/or separation from employment with Company and/or any other Releasee. To the extent permitted by law, Employee further waives, releases, and discharges Company and the other Releasees from any reinstatement rights which he has or could have. Excluded from this release are any claims which cannot be waived or released in this manner as a matter of law, including claims for any workers’ compensation injury (the existence of which Employee is unaware), and the right to file an administrative charge of discrimination. However, Employee agrees that he is hereby waiving and releasing his right to any monetary recovery should an administrative agency or anyone else pursue a charge or other claim on his behalf against Company and/or any other Releasee. Moreover, this Agreement shall not operate to waive rights, causes of action, or claims under the ADEA, if those rights, causes of action, or claims arise after the date on which Employee signs this Agreement. Nor shall this Agreement preclude Employee from challenging the validity of the Agreement under the ADEA. Nothing in this Agreement prohibits Employee from reporting possible violations of federal or state law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress and any agency Inspector

Page 3 of 7 General, or comparable state agency, or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation. No federal, state or local government agency is a party to this Agreement and none of the provisions of this Agreement restrict or in any way affect a government agency’s authority to investigate or seek relief in connection with any of the released claims. However, if a government agency were to pursue any matters falling within the release of claims, which it is free to do, Employee and the Company agree that this Agreement shall control as the exclusive remedy and full settlement of all released claims between Employee and the Company. The Agreement is binding as between two private parties, the Company and Employee. Therefore, this Agreement affects the two parties’ rights only, with no impact or restrictions on any third parties, including any government agency. 4. Employee agrees that if he pursues a lawsuit on a claim that was released pursuant to this Agreement, in addition to any other remedies and recourse available to Company and/or the other Releasees, this Agreement will serve as a complete defense to, and a basis to dismiss, any such lawsuit. Further, (other than in connection with a lawsuit brought under the ADEA) Company and/or any other Releasee will be entitled to recover from Employee its reasonable attorneys’ fees and costs in the successful defense of any such lawsuit or the enforcement of this Agreement. 5. Employee agrees that, to the extent that any federal, state or local taxes may be or become due or payable as a result of the separation payments and other actions set forth in Section 2 of this Agreement, Employee shall be solely responsible for paying such taxes. Employee further agrees that Employee will indemnify the Releasees from, and hold them harmless against any claim, liability, penalty or tax consequence made by any local, state or federal administrative agency or court of competent jurisdiction for such unpaid taxes, including costs and counsel fees incurred by the Releasees as a result of such claims. 6. Employee represents, warrants, and agrees that, together with the payment to Employee of Employee’s salary and all earned but unused vacation days Employee earned through the Termination Date less applicable taxes and withholdings, the payments to Employee provided for herein fulfill and discharge all compensation obligations of Company and/or any other Releasee to Employee of any kind or character including, but not limited to, salary, unpaid vacation, bonus, STIP payment, severance pay, salary continuation, overtime compensation, compensatory time, notice, incentive compensation, and any other compensation and benefits to which Employee may have been entitled at and as of the Termination Date under any plan, policy, program or contract. Employee’s participation in Company’s pension, 401(k), and Savings Restoration Plan shall continue under the terms of those plans. Employee further acknowledges, represents, warrants, and agrees that Employee is not entitled to any other compensation, benefits, or sums from Company and/or any other Releasee. 7. Employee represents, warrants, and agrees that: (a) he has not filed or otherwise cooperated in the authorization of the filing of any complaints, charges, or lawsuits against Company and/or any other Releasee; (b) he has the authority to enter into this Agreement as a binding obligation on himself and his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns; (c) he has not assigned any rights, claims, demands, charges, obligations, damages, losses, causes of action, or suits of any kind and/or description, legal and/or equitable, against

Page 4 of 7 Company and/or any other Releasee to any person or entity; (d) he has been, and is hereby, advised in writing to consult with any attorney of his own choosing prior to signing this Agreement; and (e) he has returned to Company all Confidential Information and all Company property (including information technology equipment, documents, records, and other physical or personal property) in his actual or constructive possession, custody, or control and has not retained any copies. 8. Employee acknowledges that after the Termination Date, he shall not represent himself to be an employee of Company or any other Releasee nor take any action which may bind Company or any other Releasee with regard to any customer, supplier, vendor or any other party with whom Employee has had contact while performing his duties as an employee or consultant of Company. 9. Employee agrees not to engage in any form of conduct, or make any statements or representations, that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Company and/or any other Releasee, including but not limited to any current or former director, officer, employee or consultant thereof. Nothing in this Agreement prevents Employee from providing truthful statements in any legal proceeding or investigation by a governmental agency. Company shall not authorize any employee to engage in any form of conduct, or make any statements or representations that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Employee. Nothing in this Agreement prevents Company or its employees from providing truthful statements in any legal proceeding or investigation by a government agency. This Section does not, in any way, restrict or impede Employee from exercising protected rights, to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order. 10. From the Termination Date through December 31, 2019, Employee agrees that he will not, directly or indirectly: (a) hire away or participate or assist in the hiring away of any person employed by Company and/or any other Releasee on the Termination Date; or (b) solicit or encourage any person employed by Company and/or any other Releasee on or after the Termination Date to leave the employ of Company and/or any other Releasee. 11. From the Termination Date through December 31, 2019, Employee agrees that he will not, directly or indirectly, anywhere in the United States, in the same or similar capacity or role as performed by Employee for Company, engage in or assist any business or line of business that competes with the “Business of Company,” whether as consultant, employee, officer, director, or representative. For the purpose of this Section 11, the term “Business of Company” is limited to the business conducted or contemplated to be conducted by each separate operating segment of Company to which Employee provided services or was assigned during the last 12 months of Employee’s employment for Company. The geographical restriction imposed is nationwide, and Employee expressly acknowledges and agrees that Company is engaged in business nationwide and this restriction is reasonable and appropriate. 12. From the Termination Date through December 31, 2019, Employee agrees that he will not, directly or indirectly: (a) solicit or accept business of the same or similar nature offered by Company

Page 5 of 7 from any Customer of Company; or (b) take any action to cause any Customer of Company to divert business to a competitor of Company or decrease the amount of business it does with Company. For purposes of the foregoing, “Customer of Company” means any customer, distributor, or partner of Company with whom Employee did business with or had contact with (whether personally or jointly with or through the coordinated effort of others) or about whom Employee had access to Confidential Information, during the last twelve months of Employee’s employment with Company. 13. Employee agrees he will not at any time, directly or indirectly, disclose any Confidential Information to any third party or otherwise use such Confidential Information for Employee’s own benefit or the benefit of others. For purposes of this Agreement, “Confidential Information” means non-public information regarding or belonging to Company and/or any other Releasee or its or their customers, contractors, suppliers, and vendors, including but not limited to business information, financial information and data, trade secrets, business plans, proposals and/or strategies, customer information (including contact information), pricing and margin information, product and service information, software, hardware, personnel information, schematics, designs, drawings, blueprints, and data. Confidential Information does not include information which is generally known to the public or becomes known to the public (unless known through Employee’s actions or the actions of another under a duty not to use or disclose). Nothing in this Agreement prohibits Employee from reporting possible violations of federal or state laws or regulations to any government agency or entity (including but not limited to the Equal Employment Opportunity Commission, the Illinois Department of Human Rights, the Securities and Exchange Commission, the Internal Revenue Service, Congress, or any agency Inspector General), or making disclosures to any government agency or entity that are protected under the whistleblower protections of any applicable federal or state laws or regulations. Employee does not need prior authorization of the Company to make any such reports or disclosure and is not required to notify the Company that he has made such reports or disclosures. 14. Employee acknowledges and agrees that the temporal, geographic, and activity restrictions set forth in Sections 9 through 13 of this Agreement are reasonable and not unduly restrictive of his rights as an individual, that the Company has legitimate interests in protecting its trade secrets, confidential information, and customer and employee relationships, and represents and warrants that, as of the date Employee signs this Agreement, Employee has not breached any of the provisions of this Agreement. Employee further acknowledges that in the event that he breaches any of the provisions of Sections 9 through 13, such breach will result in immediate and irreparable harm to the business and goodwill of Company and that damages, if any, and remedies at law for such breach would be inadequate. Employee further acknowledges and agrees in the event that he breaches the provisions of Sections 9 through 13: (a) Company will be entitled to temporary, preliminary, and permanent injunctive relief against him and anyone else acting in concert with him without necessity of bond (the right to which is hereby waived by Employee); (b) Company shall not be obligated to continue the availability or payment of separation benefits or other actions provided in Section 2 of this Agreement to Employee; and (c) Employee shall be obligated to pay to Company its costs, expenses, and attorneys’ fees incurred in enforcing this Agreement.

Page 6 of 7 15. Employee agrees to make himself available, at mutually convenient times, to Company and/or the other Releasees to provide reasonable cooperation and assistance with respect to areas and matters in which Employee was involved or knowledgeable during his employment, including any threatened or actual investigation, regulatory matter, and/or litigation, and to provide, if requested, information and counsel relating to ongoing matters of interest. Company will, of course, take into consideration Employee’s personal and business commitments, will give Employee as much advance notice as reasonably possible, and ask that Employee be available at such time or times as are reasonably convenient to Employee and Company. Company also agrees to reimburse Employee for his actual out-of-pocket expenses incurred as a result of complying with this provision, subject to Employee’s submission of documentation acceptable to Company substantiating the expenses. However, no additional compensation shall be provided to Employee. 16. With the exceptions of agreements between the parties governing confidentiality, non- solicitation of employees and/or customers, and non-competition which shall remain in full force and effect, this Agreement contains the entire agreement between the Parties and any and all prior agreements, representations, and understandings between the Parties, oral or written, express or implied, with respect to the subject matter hereof are hereby superseded and merged herein. This Agreement may not be revised or modified without the mutual written consent of the Parties. 17. Nothing contained in this Agreement, or the fact of its submission to Employee, shall be construed as an admission of any liability, violation of law, or wrongdoing on the part of Company or any other Releasee. Company and each other Releasee expressly deny any liability, violation of law, or wrongdoing. 18. The provisions of this Agreement are severable and, if any part of it is found to be unenforceable, such provision may be reformed by a Court of competent jurisdiction, to the extent necessary to make it enforceable to the fullest extent of the law, and the rest of the Agreement shall remain fully valid and enforceable. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against either Party. 19. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures received by facsimile or email transmission shall be treated as being as effective as original ink signatures. 20. This Agreement is deemed made and entered into in the State of Illinois and in all respects shall be interpreted, enforced, and governed under applicable federal law and, in the event reference shall be made to State law or to the extent not preempted by federal law, the internal laws of the State of Illinois shall apply without reference to its conflict of law provisions. Any dispute under this Agreement shall be adjudicated by a court of competent jurisdiction in the State of Illinois. 21. The provisions of this Agreement shall survive any termination of this Agreement when necessary to effectuate the intent and terms of this Agreement expressed herein.

Page 7 of 7 22. Employee represents, warrants, and agrees that he: (i) read this Agreement in its entirety and understands all of its terms; (ii) has been and is hereby advised by this Agreement to consult with an attorney before signing this Agreement, and has consulted with such counsel; (iii) knowingly, freely, and voluntarily assents to all of the terms and conditions set out in this Agreement including, without limitation, the waiver, release, and covenants contained herein including rights or claims under the ADEA; (iv) is executing this Agreement, including the waiver and release, in exchange for good and valuable consideration in addition to anything of value to which the Employee is otherwise entitled; and (v) is not waiving or releasing rights or claims that may arise after the execution of this Agreement. 23. Employee has up to twenty-one (21) days after his receipt of this Agreement to review this Agreement and return it to Julie A. Cook at the address below. Employee may execute this Agreement any time in advance of the expiration of the twenty-one (21) day period and thereby waive the remainder of said period. In addition, Employee has until seven (7) days following his execution of this Agreement to revoke this Agreement, in which case this Agreement shall not become effective. In order to revoke this Agreement, Employee must give timely written notice to Julie A. Cook at 1415 W. 22nd Street, Oak Brook, Illinois 60523 within said seven (7) day period. This Agreement shall become effective on the first day after the expiration of the revocation period provided that Employee has not previously revoked his acceptance. IN WITNESS WHEREOF, the Parties have caused this Separation Agreement and Release to be executed on the dates specified below. AGREED: DENNIS J. MARTIN FEDERAL SIGNAL CORPORATION _/s/ Dennis J. Martin_________ _/s/ Julie A. Cook_ _____________ Dennis J. Martin By: Julie A. Cook Vice President, Human Resources _December 31, 2016_________ _January 6, 2017_______________ Date Date *** THIS AGREEMENT WAS PROVIDED TO EMPLOYEE ON DECEMBER 20, 2016 AND SHOULD BE RETURNED TO MS. COOK NO EARLIER THAN DECEMBER 31, 2016 ***

EXHIBIT A

Schedule of Amendments to Dennis Martin’s NQSO Award Agreements Date of Grant Amendment October 30, 2010 May 4, 2011 May 9, 2012 Section 6 is amended by adding the following paragraph as a new second paragraph to Section 6: “Notwithstanding the foregoing, if the effective date of the Participant’s retirement from employment (as determined by the Committee) occurs on a date on which the Participant is also serving on the Company’s Board of Directors, then all previously vested Options shall remain exercisable at any time prior to their expiration date, or for three years after the date on which the Participant ceases to serve on the Company’s Board of Directors, whichever period is shorter.” May 9, 2013 May 5, 2014 Section 5 is amended by amending the heading as follows: “5. Termination of Employment by Disability or Retirement.” In addition, the following paragraph is added as a new second paragraph to Section 5: “In the event the employment of the Participant is terminated by reason of the Participant’s retirement on terms and conditions authorized in writing by the Administrator, the Administrator may exercise its discretion at or near the Participant’s retirement date to provide that all vested Options remain exercisable at any time prior to their expiration date, or for five (5) years after the date of retirement, whichever period is shorter. Notwithstanding the foregoing, if the effective date of the Participant’s retirement from employment (as determined by the Administrator) occurs on a date on which the Participant is also serving on the Company’s Board of Directors, then: (a) outstanding Options not yet vested shall continue to vest, if at all, on the originally specified vesting dates on the condition that the Participant has continuously served on the Company’s Board of Directors through each such applicable vesting date; and (b) vested Options shall remain exercisable at any time prior to their expiration date, or for five (5) years after the date on which the Participant ceases to serve on the Company’s Board of Directors, whichever period is shorter.” April 10, 2015 May 5, 2016 Section 6 is amended by adding the following paragraph as a new second paragraph to Section 6: “Notwithstanding the foregoing, if the effective date of the Participant’s retirement from employment (as determined in the discretion the Administrator) occurs on a date on which the Participant is also serving on the Company’s Board of Directors, then outstanding Options not yet vested shall continue to vest, if at all, on the originally specified vesting dates on the condition that the Participant has continuously served on the Company’s Board of Directors through each such applicable vesting date. For the avoidance of doubt, vested Options remain exercisable at any time prior to their expiration date, or for a period of five (5) years after the date on which the Participant ceases to serve on the Company’s Board of Directors, whichever period is shorter.”

EXHIBIT B

December 31, 2016 Federal Signal Corporation 2005 Executive Incentive Compensation Plan (2010 Restatement) Amended and Restated Performance Share Unit Award Agreement You have been selected to receive a grant of Performance Share Units (“PSUs”) pursuant to the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (2010 Restatement) (the “Plan”), as specified below: Employee: Dennis J. Martin Date of Grant: April 10, 2015 Date of Amendment: December 31, 2016 Number of PSUs Subject to this Award Agreement on Date of Grant: 46,612* Performance Period: January 1, 2015 through December 31, 2017 This Award shall be subject to the terms and conditions prescribed in the Plan and in the Amended and Restated Federal Signal Corporation Performance Share Unit Award Agreement No. 2015 attached hereto. This Amended and Restated Award Agreement supersedes the original award agreement dated April 15, 2015 in its entirety. Calculations of performance versus target, threshold and maximum values set forth in Appendix A attached hereto, are made by the Administrator in accordance with the terms of the Plan and are final and binding. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933. IN WITNESS WHEREOF, the parties have caused this Amended and Restated Award Agreement to be executed on this 31st day of December 2016. EMPLOYEE FEDERAL SIGNAL CORPORATION By: _/s/ Dennis J. Martin__________ By: _/s/ B. L. Reichelderfer____________________ Dennis J. Martin Chair, Compensation and Benefits Committee The Employee agrees to execute this amended and restated award agreement and return one copy to Mike Basili at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, Illinois 60523. * Of this amount, 15,537 PSUs are forfeited, leaving 31,075 PSUs subject to this Amended and Restated Award Agreement.

PSU US 4/2015 1 This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933. FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT AMENDED AND RESTATED AWARD AGREEMENT NO. 2015 The Company established the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (2010 Restatement) (the “Plan”) pursuant to which options, stock appreciation rights, restricted stock and stock units and PSUs covering an aggregate of 7,800,000 shares of the Stock of the Company may be granted to employees and directors of the Company and its Subsidiaries; The Board of Directors of the Company, and the Administrator of the Plan appointed by the Board of Directors, has determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the common stock of the Company, and that Employee is one of those employees; The Administrator has determined that it is in the best interests of the Company to amend and restate the existing award agreement to address the impact of Employee’s retirement (as determined by the Administrator) on the Award (as so amended and restated, the “Award Agreement”). Pursuant to Section 2 of the Plan, the Administrator has the authority to determine the terms and conditions of the Award. This Award Agreement may be amended by the consent of the parties hereto. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Administrator” or “Committee” means the Compensation and Benefits Committee of the Board of Directors. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the Board of Directors of the Company. D. “Change in Control” shall have the meaning ascribed to such term in the Plan. E. “Company” means Federal Signal Corporation.

PSU US 4/2015 2 F. “Date of Grant” means the date of the original award prior to amendment and restatement. G. “Employee” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement. H. “GAAP” means U.S. generally accepted accounting principles. I. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Employee determined under Section 2, Section 4A (in the case of death or Permanent Disability), or Section 4B (in the case of Change in Control) of this Award Agreement, as applicable, at the time provided in Section 5 of this Award Agreement, to the extent that the rights to such shares are vested at such time. J. “Performance Period” means the three consecutive calendar year period set forth in this Award Agreement. K. “Permanent Disability” means Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months. L. “Stock” means the common stock of the Company. M. “Subsidiary” means any corporation or other legal entity, other than the Company, in an unbroken chain of entities beginning with the Company if, at the relevant date, each of such entities, other than the last entity in the unbroken chain, owns stock or other comparable interests possessing fifty percent or more of the total combined voting power with respect to one of the other entities in such chain. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Employee the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. On and effective December 31, 2016, in connection with the Employee’s retirement (as determined by the Administrator), the Company and the Employee agreed to the accelerated vesting of 31,075 PSUs originally awarded and to the forfeiture of the remaining 15,537 PSUs originally awarded. A PSU Award entitles the Employee to receive a whole number of shares of Stock equal to a percentage, from zero to two hundred percent, based on the Company’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on the Company’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or Permanent Disability), or the formula set forth in Section 4B (in the case of a Change in Control), shall be distributable as provided in Section 5 of this Award Agreement, but only to the extent the rights to such shares are vested and earned under this Award Agreement.

PSU US 4/2015 3 This grant of PSUs shall not confer any right to the Employee (or any other Employee) to be granted PSUs or other awards in the future under the Plan. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock under resolutions established by the Administrator and the maximum annual award amount under the Company’s Executive Incentive Performance Plan. Section 3. Bookkeeping Account The Company shall record the number of vested PSUs subject to this Award Agreement to a bookkeeping account for Employee (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Employee’s Performance Share Unit Account shall be reduced by the number of PSUs with respect to which shares of Stock were transferred to Employee in accordance with Section 5. Section 4. Earning Vested PSUs For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, the Employee shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance Period, A. The Employee dies or experiences a Permanent Disability, the number of earned PSUs subject to the Award shall be equal to the number of PSUs that would have been earned by and payable to the Employee at the end of Performance Period based on actual Company performance during the entire Performance Period. B. A Change in Control occurs, the number of earned PSUs subject to this Award shall be the greater of (1) 100% of the vested PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of vested PSUs that would have been earned by and payable to the Employee for the Performance Period based on the Company’s best estimate of projected Company performance through the end of the Performance Period, determined at the date of the Change in Control. In the event of a Change in Control following the death or disability of Employee, the provisions of this Section 4B shall control. Section 5. Distribution of Shares (a) Except as specifically provided to the contrary in Section 5(b), the number of shares of Stock payable with respect to vested PSUs, as determined under Section 2 above, that become earned under this Award shall become distributable as of the end of the Performance Period and shall be paid no later than March 15, 2018; provided however, that if it is impracticable to pay such shares of Stock by March 15, 2018 (e.g., the unavailability of audited financial statements or a Form S-8

PSU US 4/2015 4 registration statement for the shares), then the Administrator may delay payment until it becomes administratively practicable to so do later that same year. (b) The number of shares of Stock payable with respect to vested PSUs, as determined under Section 2 above, that are earned prior to the end of the Performance Period under Section 4B of this Award Agreement shall become distributable on an accelerated basis on the date of the Change in Control. Section 6. Stockholder Rights Employee shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to the Employee. No dividend equivalent rights are provided under this Award Agreement. Section 7. Beneficiary Designation Employee may designate a beneficiary or beneficiaries (contingently, consecutively, or successively) to receive any benefits that may be payable under this Award Agreement in the event of Employee’s death and, from time to time, may change his or her designated beneficiary (“a Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of a Participant shall be made to the persons and in the proportions which any death benefit under the Federal Signal Corporation Employees’ Retirement Savings Plan is or would be payable. In lieu of payment to Employee, a Beneficiary shall be paid shares of Stock under Section 5 at the same time and in the same form as a Participant would have been paid but for Participant’s death. Section 8. PSUs Non-Transferable PSUs awarded hereunder shall not be transferable by Employee. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Employee and his or her Beneficiaries under this Award Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by Employee or a Beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 9. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends, stock splits, mergers, consolidations, reorganizations, combinations or exchanges of shares or the like, the number of PSUs credited to Employee’s Performance Share Unit Account shall be adjusted as determined by the Administrator so that the number of PSUs credited to Employee’s Performance Share Unit Account after such an event shall equal the number of shares of Stock a stockholder would own after such an event if the stockholder, at the time such an event occurred, had owned shares of Stock equal to the number of PSUs credited to Employee’s Performance Share Unit Account immediately before such an event.

PSU US 4/2015 5 Section 10. Tax Withholding The Company shall not be obligated to transfer any shares of Stock until Employee pays to the Company or a Subsidiary in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages of Employee with respect to such shares. Employee may elect to have such withholding satisfied by a reduction of the number of shares of Stock otherwise transferable under this Award Agreement at such time, such reduction to be calculated based on the closing market price of the Stock on the day Employee gives written notice of such election to the Company. Section 11. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Administrator of the Plan determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator of the Plan shall have the right in its sole discretion (without any obligation to do so or to indemnify Employee or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator of the Plan determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 12. Source of Payment Shares of Stock transferable to Employee, or his or her Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Employee’s right to receive shares of Stock under this Award Agreement. Employee shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 13. Continuation of Employment This Award Agreement shall not confer upon the Employee any right to continuation of employment by the Company or its Subsidiaries, nor shall this Award Agreement interfere in any way with the Company’s or its Subsidiaries’ right to terminate the Employee’s employment at any time. Section 14. Amendment This Award Agreement may be amended by mutual consent of the parties hereto by written agreement.

PSU US 4/2015 6 Section 15. Governing Law This Award Agreement shall be construed and administered in accordance with the laws of the State of Illinois, without giving effect to principles of conflict of law.

PSU US 4/2015 7 FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT BENEFICIARY DESIGNATION Employee: Social Security No.: Address: Date of Birth: Employee hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to Federal Signal Corporation 2005 Executive Incentive Compensation Plan (2010 Restatement) (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) Contingent Beneficiary(ies) The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREAS, the Participant has executed this Beneficiary Designation on the date designated below. Date: , ____ Signature of Employee Received: FEDERAL SIGNAL CORPORATION Date: , ____ By:

December 31, 2016 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Performance Share Unit Award Agreement You have been selected to receive this Performance Share Units (“PSUs”) award (“Award”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Dennis J. Martin 505 W. Franklin Avenue Naperville, Illinois 60540 Date of Grant: May 5, 2016 Date of Amendment: December 31, 2016 Number of PSUs Subject to this Award Agreement on Date of Grant: 59,241* Performance Period: January 1, 2016 through December 31, 2018 This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Amended and Restated Performance Share Unit Award Agreement No. 2016 attached hereto and incorporated herein, which supersedes the original award agreement dated May 9, 2016 in its entirety. Together, this Award and the attached amended and restated award agreement shall be referred to throughout each as the “Award Agreement.” Calculations of performance versus target, threshold and maximum values set forth in Appendix A are made by the Committee in accordance with the terms of the Plan and are final and binding. IN WITNESS WHEREOF, the parties have caused this Amended and Restated Award Agreement to be executed on this 31st day of December 2016. PARTICIPANT FEDERAL SIGNAL CORPORATION By: /s/ Dennis J. Martin By: /s/ B. L. Reichelderfer Dennis J. Martin Chair, Compensation and Benefits Committee Participant agrees to execute this Amended and Restated Award Agreement and return one copy to Mike Basili at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, IL 60523. Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form. * Of this amount, 39,494 PSUs are forfeited, leaving 19,747 PSUs subject to this Award Agreement.

PSU US 1/2016 1 This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT AMENDED AND RESTATED AWARD AGREEMENT NO. 2016 This Award Agreement, which includes the attached cover page and Appendix A, effective as of the Date of Grant, represents the grant of PSUs by the Company to Participant, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the PSUs. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All cap italized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of Stock, and that Participant is one of those employees. The Committee has determined that it is in the best interests of the Company to amend and restate the original award agreement to address the impact of Participant’s retirement (as determined by the Committee) on the original award. Pursuant to Section 4 of the Plan, the Administrator has the authority to determine the terms and conditions of the Award. This Award Agreement may be amended by the consent of the parties hereto. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the board of directors of the Company. D. “Code” means the Internal Revenue Code of 1986, as amended. E. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. F. “Company” means Federal Signal Corporation, a Delaware corporation. G. “Date of Grant” means the date set forth of the original award prior to amendment and restatement. H. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. I. “Participant” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement.

PSU US 1/2016 2 J. “Performance Period” means the three consecutive calendar year period set forth in this Award Agreement. K. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Participant determined under Section 2, Section 4A (in the case of death or termination of employment by Disability) or Section 4B (in the case of Change-in-Control of this Award Agreement, as applicable, at the time provided in Section 6 of this Award Agreement, to the extent that the rights to such shares are vested at such time. L. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. M. “Stock” means the common stock of the Company. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Participant the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. On and effective December 31, 2016, in connection with Participant’s retirement (as determined by the Committee), the Company and Participant agreed to the accelerated vesting of 19,747 PSUs originally awarded and to the forfeiture of the remaining 39,494 PSUs originally awarded. This Award entitles Participant to receive a whole number of shares of Stock as set forth on this Award Agreement equal to a percentage, from zero to 200%, based on the Company’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on the Company’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or termination of employment by Disability) or the formula set forth in Section 4B (in the case of a Change-in- Control)), shall be distributable as provided in Section 6 of this Award Agreement, but only to the extent the rights to such shares are vested and earned under this Award Agreement. This grant of PSUs shall not confer any right to Participant (or any other participant) to be granted PSUs or other awards in the future under the Plan. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock provided for under the Plan. Section 3. Bookkeeping Account The Company shall record the number of vested PSUs subject to this Award Agreement to a bookkeeping account for Participant (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Participant’s Performance Share Unit Account shall be reduced by the number of PSUs with respect to which shares of Stock were transferred to Participant in accordance with Section 6. Section 4. Earning Vested PSUs For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, Participant shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance Period: A. Participant dies or his or her employment terminates by reason of Disability, the number of earned PSUs subject to the Award shall be equal to the number of vested PSUs that would have been earned by and payable to Participant at the end of Performance Period based on actual Company performance during the entire Performance Period. B. A Change-in-Control occurs, the number of earned PSUs subject to this Award shall be the greater of (1) 100% of the vested PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of vested PSUs that would have been earned by and payable to Participant for the Performance Period based on the Company’s best estimate of projected Company performance through the end of the Performance Period,

PSU US 1/2016 3 determined at the date of the Change-in-Control. In the event of a Change-in-Control following the Participant’s death or Disability, the provisions of this Section 4B shall control. Section 5. [Intentionally omitted]. Section 6. Distribution of Shares A. Except as specifically provided to the contrary in Section 6B, the number of shares of Stock payable with respect to vested PSUs, as determined under Section 2 above, that become earned under this Award shall become distributable as of the end of the Performance Period and shall be paid no later than March 15, 2019, provided however, that if it is impracticable to pay such shares of Stock by such date (e.g., due to the unavailability of audited financial statements or a Form S-8 registration statement for the shares), then the Committee may delay payment until it becomes administratively practicable to do so later that same year. B. The number of shares of Stock payable with respect to vested PSUs, as determined under Section 2 above, that are earned prior to the end of the Performance Period under Section 4B of this Award Agreement shall become distributable on an accelerated basis on the date of the Change-in-Control. Section 7. Stockholder Rights Participant shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to Participant. No dividend equivalent rights are provided under this Award Agreement. Section 8. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. In lieu of payment to Participant, a Beneficiary shall be paid shares of Stock under Section 6 at the same time and in the same form as Participant would have been paid but for Participant’s death. Section 9. Restrictions on Transfer PSUs awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Participant and his or her Beneficiary(ies) under this Award Agreement are not subject to the claims of their respective creditors and may not be voluntarily or involuntarily sold, assigned, transferred, alienated, pledged, attached, encumbered or charged. Any attempt by Participant or a Beneficiary to sell, assign, transfer, alienate, pledge, attach, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the number of PSUs credited to Participant’s Performance Share Unit Account that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Participant may elect to have such withholding satisfied by a reduction of the number of shares of Stock otherwise transferable under this Award Agreement at such time, such reduction to be calculated based on the closing market price of the Stock on the day Participant gives written notice of such election to the Company. Section 12. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued

PSU US 1/2016 4 thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 13. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 14. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 16. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 17. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 18. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

PSU US 1/2016 5 E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to these PSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

PSU US 1/2016 6 FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT BENEFICIARY DESIGNATION Participant: Social Security No.: Address: Date of Birth: Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) Contingent Beneficiary(ies) Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREOF, the parties have executed this Beneficiary Designation on the date designated below. Date: _________________, ____ Signature of Participant Received: FEDERAL SIGNAL CORPORATION Date: _________________, ____ By: